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                     WARBURG PINCUS LONG-SHORT EQUITY FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     On October 26, 1999, the Fund's Board of Directors determined to terminate the Fund. Accordingly, effective immediately, the Fund will no longer be offered to investors.

Dated: November 1, 1999                                            WPLSF-16-1199